Federated Hermes Enhanced Income ETF
Portfolio of Investments
July 31, 2026 (unaudited)
Principal Amount, Shares or Contracts		Value
	COMMON STOCKS—95.3%
	Communication Services—3.4%
42,291	Verizon Communications, Inc.	$ 1,979,642
	Consumer Discretionary—2.4%
8,090	Best Buy Co., Inc.	697,843
3,357	Darden Restaurants, Inc.	683,418
	TOTAL	1,381,261
	Consumer Staples—14.1%
9,573	Altria Group, Inc.	654,123
31,096	British American Tobacco PLC, ADR	1,885,972
4,318	Hershey Foods Corp.	755,866
9,644	Kimberly-Clark Corp.	1,054,186
5,954	McCormick & Co., Inc.	303,059
12,399	Mondelez International, Inc.	772,582
10,922	PepsiCo, Inc.	1,524,274
5,901	Philip Morris International, Inc.	1,126,029
	TOTAL	8,076,091
	Energy—10.9%
6,146	Chevron Corp.	1,209,717
34,471	Enbridge, Inc.	1,877,291
18,861	TC Energy Corp.	1,271,797
21,732	TotalEnergies SE	1,909,374
	TOTAL	6,268,179
	Financials—16.1%
25,551	Allianz SE, ADR	1,271,418
3,951	CME Group, Inc.	1,058,038
76,727	Muenchener Rueckversicherungs-Gesellschaft Aktiengesellschaft in Muenchen, ADR	921,491
6,458	PNC Financial Services Group, Inc.	1,613,660
43,390	Regions Financial Corp.	1,342,921
12,757	Truist Financial Corp.	661,323
37,805	U.S. Bancorp	2,382,093
	TOTAL	9,250,944
	Health Care—14.0%
6,363	AbbVie, Inc.	1,596,731
1,615	Amgen, Inc.	622,033
19,623	Medtronic PLC	1,675,608
7,806	Merck & Co., Inc.	1,016,341
57,250	Pfizer, Inc.	1,431,823
38,773	Sanofi, ADR	1,670,341
	TOTAL	8,012,877
	Industrials—5.9%
3,885	Automatic Data Processing, Inc.	1,035,197
20,058	Paychex, Inc.	2,343,577
	TOTAL	3,378,774
	Information Technology—1.9%
2,557	Accenture PLC	424,257

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS—continued
		Information Technology—continued
11,793		Amdocs Ltd.	$ 657,106
		TOTAL	1,081,363
		Materials—2.3%
29,754		Amcor PLC	1,335,360
		Real Estate—10.2%
6,885		American Tower Corp.	1,193,584
16,941		Brixmor Property Group, Inc.	533,811
65,751		Kimco Realty Corp.	1,675,335
17,166		NNN REIT, Inc.	815,728
11,336		ProLogis, Inc.	1,639,299
		TOTAL	5,857,757
		Utilities—14.1%
8,532		Duke Energy Corp.	1,070,169
14,927		Evergy, Inc.	1,239,090
30,207		FirstEnergy, Corp.	1,459,300
14,696		National Grid-SP PLC, ADR	1,175,239
25,082		PPL Corp.	883,137
4,977		Southern Co.	470,526
11,502		WEC Energy Group, Inc.	1,258,549
7,156		Xcel Energy, Inc.	559,599
		TOTAL	8,115,609
		TOTAL COMMON STOCKS (IDENTIFIED COST $52,537,000)	54,737,857
		U.S. TREASURY—3.5%
$530,000	[1]	United States Treasury Bill, 3.597%, 8/18/2026	529,205
670,000	[1]	United States Treasury Bill, 3.632%, 9/17/2026	666,941
800,000	[1]	United States Treasury Bill, 3.732%, 10/8/2026	794,617
		TOTAL U.S. TREASURY (IDENTIFIED COST $1,990,249)	1,990,763
		PURCHASED CALL OPTIONS—0.1%
40		S&P 500 Index (CALL-Option), Notional amount $29,958,880, Exercise Price $7950, Expiration Date 9/18/2026	43,000
70		S&P 500 Index (CALL-Option), Notional amount $52,428,040, Exercise Price $7900, Expiration Date 8/21/2026	7,525
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $75,664)	50,525
		INVESTMENT COMPANY—0.8%
477,233		Federated Hermes Government Obligations Fund, Premier Shares, 3.57%[2] (IDENTIFIED COST $477,233)	477,233
		TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $55,080,146)	57,256,378
		OTHER ASSETS AND LIABILITIES - NET—0.3%[3]	143,689
		NET ASSETS—100%	$57,400,067
At July 31, 2026, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized (Depreciation)
Long Futures:
S&P 500 E-Mini Index Long Futures	60	$22,557,775	September 2026	$(14,413)

At July 31, 2026, the Fund had the following outstanding written option contracts:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
JonesTrading Institutional Services LLC	S&P 500 Index	40	$29,958,880	9/18/2026	$7,750.000	$(168,800)
(PREMIUMS RECEIVED $154,758)						$(168,800)
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended July 31, 2026, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 10/31/2025	$127,112
Purchases at Cost	$5,844,087
Proceeds from Sales	$(5,493,966)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 7/31/2026	$477,233
Shares Held as of 7/31/2026	477,233
Dividend Income	$9,987

1	Discount rate at time of purchase.
2	7-day net yield.
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of net assets at July 31, 2026.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities or ETFs listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different. The trading prices of the Fund’s shares listed on its exchange may differ from the Fund’s NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the exchange.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.

The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2026, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$42,325,410	$—	$—	$42,325,410
International	12,412,447	—	—	12,412,447
U.S. Treasury	—	1,990,763	—	1,990,763
Purchased Call Options	50,525	—	—	50,525
Investment Company	477,233	—	—	477,233
TOTAL SECURITIES	$55,265,615	$1,990,763	$—	$57,256,378
Other Financial Instruments:
Liabilities
Futures Contracts	$(14,413)	$—	$—	$(14,413)
Written Call Options	(168,800)	—	—	(168,800)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(183,213)	$—	$—	$(183,213)

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust